110

EXHIBIT 32.1

This is an Exhibit to the Form 20-F of Sinovac Biotech Ltd.

Attached find the following materials:

Certification of Weidong Yin pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

End of Exhibit 32.1

111

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F/A-5 for fiscal year ended December 31, 2004 of Sinovac Biotech Ltd., a company organized under the laws of Antigua and Barbuda (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Weidong Yin, President and Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 11, 2006                                                      /s/ Weidong Yin
                                                                                               Weidong Yin, President,
                                                                                               CEO and Director